SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 23, 1998


                            WORKFLOW MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)




       Delaware                         0-24383               06-1507104
(State or other jurisdiction of       (Commission            (IRS Employer
          incorporation)             File Number)           Identification No.)





240 Royal Palm Way, Palm Beach, Florida                  33480
(Address of Principal Executive Offices)              (Zip Code)




       Registrant's telephone number, including area code: (561) 659-6551

                                       N/A
          (Former name or former address, if changed since last report)





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Item 5.  Other Events

         A press release dated June 23, 1998, regarding fourth quarter and year end operating results of Workflow Management, Inc. is filed with this Form 8-K as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

         Not applicable.

(b)  Pro Forma Financial Information.

         Not applicable.

(c)  Exhibits.

         The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORKFLOW MANAGEMENT, INC.


                                    By:  /s/ Thomas B. D'Agostino
                                   -----------------------------------------
                                             Thomas B. D'Agostino
                                             Chairman of the Board, President
                                             and Chief Executive Officer


Date:  June 23, 1998






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                                  EXHIBIT INDEX



Exhibit No.                         Description of Exhibits

     99.1                           Press release dated June 23, 1998